                                                                   EXHIBIT 10.13

                      EXHIBIT F TO TERMINATION AGREEMENT
                      ----------------------------------


                            QUICKLOGIC CORPORATION

                          SIXTH AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT


         This SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of March 29, 1997 by and among QuickLogic Corporation, a California corporation (the "Company"), and the persons named on the signature pages hereof (the "Shareholders").

                                   RECITALS
                                   --------

         WHEREAS, certain Shareholders (the "Prior Holders") possess registration rights granted under the Fifth Amended and Restated Registration Rights Agreement (the "Prior Registration Agreement") dated November 27, 1996 among the Company and the Prior Holders;

         WHEREAS, the Company has entered into that certain Termination Agreement (the "Termination Agreement") dated March 29, 1997 and that certain Common Stock Purchase Agreement (the "Stock Purchase Agreement") of even date herewith, both by and between the Company and Cypress Semiconductor Corporation ("Cypress");

         WHEREAS, the obligations of the Company and Cypress under the Termination Agreement are conditioned, among other things, upon the execution and delivery by the Shareholders and the Company of this Agreement; and

         WHEREAS, the Prior Holders desire to waive the registration rights held by them pursuant to the Prior Registration Agreement and to accept the rights created herein in lieu of those rights.

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants and conditions set forth herein, the Prior Holders agree to terminate the Prior Registration Agreement and all parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

         1.       Definitions.  As used in this Agreement:
                  -----------

                  (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the SEC;

                  (b) The term "Preferred Stock" means the Company's Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock;

                  (c) The term "Registrable Securities" means: (i) any Common Stock of the Company issued or issuable upon conversion of the Preferred Stock;
(ii) any Common Stock issued or issuable to any bank, savings and loan association, equipment lessor or other similar institution or entity which provides debt financing to the Company now holding or hereafter issued warrants to purchase shares of the Company's equity securities provided that (a) at the time a warrant is issued to such entity the Board of Directors grants such entity rights hereunder and (b) such entity agrees to be bound by the provisions hereof, which agreement shall be evidenced by such entity's execution hereof (and, upon execution hereof, such entity shall be deemed to be included within the definition of "Shareholder" for all purposes hereunder); (iii) Common Stock issued or deliverable pursuant to the Stock Purchase Agreement (the "Cypress Stock") (iv) any Common Stock of the Company issued or issuable in respect to the Common Stock referred to in (i), (ii) or (iii) or in respect of the Preferred Stock; and (v) any Common Stock issued or issuable in respect to other securities issued or issuable in respect of the Common Stock referred to in (i),
(ii) or (iii) or the Preferred Stock, including in each case and without limitation, upon any stock split, stock dividend, recapitalization, or as a distribution; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single three-month period in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale;

                  (d) The term "Holder" means any Shareholder holding Registrable Securities or Preferred Stock (and any person holding Preferred Stock or Registrable Securities to whom the registration rights have been transferred pursuant to Section 12);

                  (e) The term "SEC" means the Securities and Exchange Commission or any successor agency thereto;

                  (f) The term "Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time;

                  (g) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2, 3, 4, 5 and 7, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the selling Holders (including for Cypress pursuant to Sections 3 and 4), and blue sky fees and expenses (all as limited by Section 7) provided, however, that the term "Registration Expenses" shall not include compensation of regular employees of the Company which in any event shall be paid by the Company; and

                  (h) The term "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders (including when registered by Cypress pursuant to Sections 3 and 4).

         2.       Requested Registration -- General.
                  ---------------------------------

                  (a) In case the Company shall receive from the Holders a written request that the Company effect any registration, qualification or compliance with respect to at least thirty percent (30%) of the Registrable Securities or any lesser percentage of Registrable Securities if the reasonable anticipated aggregate offering price (net of Selling Expenses) would exceed $5,000,000, the Company will:

                      (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                      (ii) use its best efforts to effect, as soon as practicable, all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws, and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after written notice pursuant to Section 2(a)(i) is given; provided, however, that

                      (iii) the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 2:

                             (A)  In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                             (B)  Within six (6) months immediately following
the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a registration relating solely to a transaction under SEC Rule 145 or any successor thereto or a registration relating solely to employee benefit plans);

                             (C)  Prior to the earlier of (i) November 30, 1996
or (ii) the effective date of the first registration statement filed by the Company for an offering of its securities to the general public (the "Initial Public Offering");

                             (D)  After the Company has effected two (2) such
registrations pursuant to this Section 2; or

                             (E)  If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Holders.

                  Subject to the foregoing, the Company will use its best efforts to file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                  (b) From and after the date hereof, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to require the Company to include shares or securities in any registration initiated under this Agreement, nor shall the Company include any shares or securities for its own account, without the written consent of a majority in interest of the Holders requesting registration unless under the terms of such agreement such holder or prospective holder may include such securities in such registration only to the extent that the inclusion of its securities will not diminish the amount of Registrable Securities which are included.

                  (c) The Holders shall include in their request made pursuant to this Section 2 the name, if any, of the underwriter or underwriters that the majority in interest of such Holders would propose, with the consent of the Company (which consent shall not be unreasonably withheld) to employ in connection with the public offering proposed to be made pursuant to the registration requested; and the Company shall include such information in the written notice referred to in Section 2(a)(i). The right of any Holder to registration pursuant to this Section 2 shall be conditioned on such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above. Notwithstanding any other provision of this Section 2 (with the exception of subsection (d) below), if the underwriter advises such Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among such Holders therein in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

                  (d) Notwithstanding the cutback provisions of Section 2(c), if Cypress desires to include Registrable Securities held by it in a registration of the Company's securities pursuant to this Section 2, unless Cypress consents in writing, in no event shall the number of Registrable Securities held by Cypress and included in such registration be less than thirty-three and one-third percent (33-1/3%) of the total number of shares of the Company's securities registered thereunder.

                  (e) If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Holders proposing to distribute Registrable Securities through such underwriting. The Registrable Securities so withdrawn shall also be withdrawn from registration and shall not be transferred in a public distribution prior to 120 days after the effective date of such registration statements or such shorter period of time as the underwriter may require; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional shares of Registrable Securities in the proportions specified in Section 2(c).

         3.       Requested Registration -- Cypress.
                  ---------------------------------

                  (a) In case the Company shall receive from Cypress a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities held by Cypress if the reasonable anticipated aggregate offering price (net of Selling Expenses) would exceed $5,000,000, the Company will:

                       (i) use its best efforts to effect, as soon as practicable, all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws, and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that

                       (ii) the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 3:

                             (A)  In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                             (B)  Within (i) six (6) months immediately
following the effective date of the registration statement pertaining to the initial underwritten public offering of securities of the Company for its own account or (ii) ninety (90) days immediately following the effective date of any registration statement pertaining to any other underwritten public offering of securities of the Company for its own account (in either case other than a registration relating solely to a transaction under SEC Rule 145 or any successor thereto or a registration relating solely to employee benefit plans);

                             (C)  Prior to the effective date of the Initial
Public Offering;

                             (D)  After the Company has effected one (1) such
registration pursuant to this Section 3; or

                             (E)  If the Company shall furnish to Cypress a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from Cypress.

                  Subject to the foregoing, the Company will use its best efforts to file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of Cypress.

                  (b) From and after the date hereof, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to require the Company to include shares or securities in any registration initiated under this Section 3, nor shall the Company include any shares or securities for its own account, without the written consent of Cypress unless, with respect to all cases set forth above, under the terms of such agreement such holder or prospective holder may include such securities in such registration only to the extent that if the underwriter advises such holder in writing that marketing factors require a limitation of the number of shares underwritten, the number of shares of securities that may be included in the registration shall be so reduced and in the event of such cutback, Cypress shall receive full priority with respect to all of its Registrable Securities to be registered.

                  (c) Cypress shall include in its request made pursuant to this
Section 3 the name, if any, of the underwriter or underwriters that Cypress would propose, with the consent of the Company (which consent shall not be unreasonably withheld) to employ in connection with the public offering proposed to be made pursuant to the registration requested. The Company shall (together with Cypress) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above. Notwithstanding any other provision of this Section 3, if the underwriter advises Cypress in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration and underwriting shall be so reduced. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

                  (d) A registration effected pursuant to this Section 3 shall not be counted as a request for registration effected pursuant to Section 2.

                  (e) If Cypress disapproves of the terms of the underwriting agreement or the nature of the underwriter's cutback pursuant to Section 3(c) above, Cypress may elect to withdraw from such underwriting by written notice to the Company, the underwriter and other Holders, if any, proposing to distribute Registrable Securities through such underwriting. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such registration shall not count as Cypress's right to request registration under this Section 3.

         4.       Shelf Registration -- Cypress.
                  -----------------------------

                  (a) The Company shall use its best efforts to promptly cause all of the issued and/or deliverable but unsold shares of the Cypress Stock to be registered under the Securities Act as to permit the sale thereof. The filing of such registration statement shall be filed at least forty-five (45) days before the expiration of the market stand-off period (the "Initial Lockup Period") imposed upon the Company's directors, officers and greater than 1% shareholders in connection with the Initial Public Offering.

                  (b) The Company shall use its best efforts (i) to cause such registration statement to become effective concurrent with the expiration of the Initial Lockup Period (including any extension to such period in the event of an offering of the Company's securities following the Initial Public Offering that occurs during the Initial Lockup Period), and (ii) to keep such registration statement effective until the earlier of (A) the date all of the shares of Cypress Stock are sold; (B) the date three (3) years after the "Closing" (as defined in the Termination Agreement); or (C) the date Cypress is able to sell all of the shares of the Cypress Stock pursuant to SEC Rule 144 in a three-month period.

                  (c) The Company may suspend Cypress's ability to sell under such registration statement pursuant to this Section 4 (i) during the period from expiration of the Lockup Period until one year from the effective date of the Initial Public Offering for the last four weeks of each fiscal quarter until the day after the end of the set "blackout" period with respect to such fiscal quarter's earnings release provided in the Company's insider trading policy and
(ii) beginning one year after the effective date of the Initial Public Offering for up to forty-five (45) days if such registration would be detrimental to the Company based upon the good faith determination of its Board of Directors; provided, the Company's right to suspend use of such registration pursuant to this Section 4 (a) shall terminate earlier upon the public disclosure of such material information (by a party other than Cypress) underlying the need for suspension, and (b) once exercised, may not be again exercised for one hundred twenty (120) days.

         5.       Form S-3 Registration.
                  ---------------------

                  (a) In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 (or any successor thereto) and any related qualification or compliance with respect to all or a part of the Registrable Securities held by such Holder or Holders, the Company will use its best efforts to cause such Registrable Securities to be registered on such form; provided, however, that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 5:

                      (i) if the Company is not qualified as a registrant entitled to use Form S-3;

                      (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                      (iii) if the Company has effected one such registration pursuant to this Section 5 during the preceding six (6) months; or

                      (iv) if the reasonably anticipated offering price to the public of all shares of Common Stock to be sold pursuant to such registration (net of Selling Expenses) is less than $500,000.

                  (b) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                  (c) The provisions of Sections 2(a)(i) and (ii), 2(c), 2(d) and 2(e) shall apply to any registration effected pursuant to this Section 5.

                  (d) Registrations effected pursuant to this Section 5 shall not be counted as requests for registration effected pursuant to Section 2 or
Section 3.

         6.       Company Registration.
                  --------------------

                  (a) If at any time, or from time to time, the Company shall determine to register any of its securities, either for its own account or for the account of a security holder or holders, other than (i) a registration relating solely to a transaction under SEC Rule 145 or any successor thereto, or
(ii) a registration relating solely to employee benefit plans, or (iii) a registration pursuant to sections 2, 3 or 4, the Company will:

                      (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky laws or other state securities laws) and

                      (ii) include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all the Registrable Securities specified in any written request or requests by any Holder or Holders received by the Company within thirty (30) days after such written notice is given on the same terms and conditions as the Common Stock, if any, otherwise being sold through the underwriter in such registration.

                  (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to this
Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting (together with the Company and the other holders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

                  (c) Notwithstanding any other provision of this Section 6 (with the exception of subsection (d) below), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the amount of Registrable Securities to be included in such registration and underwriting; provided, however, that the underwriter may not limit the Registrable Securities to be included in any proposed registration (other than the Initial Public Offering) to an amount that is less than thirty percent (30%) of the total value of the securities to be distributed through such registration and underwriting. In the case of the Initial Public Offering, the underwriter shall have the right pursuant to this
Section 6(c) to reduce the number of Registrable Securities to be included in such registration to zero, subject to Section 6(d) herein. The Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement.

                  (d) Notwithstanding the cutback provisions of Section 6(c), if Cypress desires to include Registrable Securities held by it in a registration of the Company's securities pursuant to this Section 6, unless Cypress consents in writing, in no event shall the number of Registrable Securities held by Cypress and included in such registration be less than thirty-three and one-third percent (33-1/3%) of the total number of shares of the Company's securities registered thereunder.

                  (e) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from registration and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriter may require.

         7.       Expenses of Registration. All Registration Expenses incurred
                  ------------------------
in connection with any registration pursuant to Sections 2, 3, 4, 5 or 6 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the number of shares so registered; provided, however, that the Company shall not be required to effect or to pay any Registration Expenses of any registration begun pursuant to Section 2 or Section 3, the request for which has been subsequently withdrawn by Holders (including Cypress, for purposes of Section 3) of a number of shares of Registrable Securities such that there are no Holders of Registrable Securities intending to participate in the registration sufficient to request such a registration, in which case such expenses shall be borne by the Holders (including Cypress, for purposes of Section 3) of securities (including Registrable Securities) requesting or causing such withdrawal; provided further, however, that if at the time of such withdrawal, the Holders (including Cypress, for purposes of Section 3) have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders (including Cypress, for purposes of Section 3) at the time of their request, then the Holders (including Cypress, for purposes of Section 3) shall not be required to pay any of such Registration Expenses and shall retain their rights pursuant to Sections 2, 3 and 7.

         8.       Registration Procedures.  If and whenever the Company is
                  -----------------------
required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act and to keep such registration statement effective for that period of time specified in Section 8(a);

                  (c) Prepare and file with the SEC promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of special counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

                  (d) Prepare and promptly file with the SEC, and promptly notify such Holders or their special counsel of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, in light of the circumstances in which they were made;

                  (e) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Securities Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Securities Act;

                  (f) Furnish to each Holder participating in the registration such number of prospectuses, preliminary prospectuses, final prospectuses and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder;

                  (g) Enter into a written underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holders and the underwriters, if the offering is to be underwritten in whole or in part; and

                  (h) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each such selling Holder of Registrable Securities shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable such Holder to consummate the public sale or other disposition in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such jurisdictions.

                  (i) Except with respect to subsections (c), (d), (e), (f) and
(h), the provisions of this Section 8 shall not apply to the registration effected pursuant to Section 4.

         9.       Indemnification.
                  ---------------

                  (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities with respect to which a registration statement has been filed under the Securities Act pursuant to this Agreement, each of such Holder's partners, officers and directors, each underwriter of any of the Registrable Securities included in such registration statement, and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act (hereinafter collectively referred to as the "Holder-Underwriters"), as follows:

                      (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the any state or federal securities laws applicable to the Company or such Holder-Underwriters in connection with any such registration, qualification and compliance unless such untrue statement or omission, or such alleged untrue statement or omission, or any alleged violation or violation was made in reliance upon and in conformity with or was the result of written information furnished to the Company by any such Holder-Underwriter expressly for use in such registration statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto);

                      (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or any such alleged violation or violation if such settlement is effected with the written consent of the Company; and

                      (iii) against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or any such alleged violation or violation, to the extent that any such expense is not paid under Section 9(a)(i) or (ii);

provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement, omission or alleged omission, violation or alleged violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective, or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Holder if the underwriter of any such Holder fails to furnish (to the extent and only to the extent such Holder's underwriter is in fact required to furnish) a copy of the Final Prospectus to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  In no case shall the Company be liable under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against any Holder-Underwriter unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. In case of any such notice, the Company shall be entitled to participate at its expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Holder-Underwriter and other defendant or defendants, if any, in any suit so brought, which approval shall not be unreasonably withheld. In the event that the Company elects to assume the defense of any such suit and retain such counsel, the Holder-Underwriter and other defendant or defendants, if any, in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by them; provided, however, that if a conflict of interests exists or arises such that the it would be inappropriate for counsel selected by the Company to represent the Holder-Underwriters, the Company will pay the reasonable fees and expenses of one counsel to the Holder-Underwriter.

                  (b) Each Holder severally agrees that it will indemnify and hold harmless the Company, each officer and director of the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter of Registrable Securities included in any registration statement which has been filed under the Securities Act pursuant to this Agreement, each person, if any, who controls such underwriter within the meaning of the Securities Act, each other Holder, each of such other Holder's partners, officers and directors, and each person controlling such other holder within the meaning of the Securities Act against any and all loss, liability, claim, damage and expense described in clauses (a)(i) through (a)(iii), inclusive, of this
Section 9, but only with respect to statements or omissions, or alleged statements or omissions, or violations or alleged violations made in such registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with or as a result of written information furnished to the Company by such Holder expressly for use in such registration statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company or any person so indemnified pursuant to the provisions of this
Section 9(b) and in respect of which indemnity may be sought against any Holder, the Holders from whom indemnity is sought shall have the rights and duties given to the Company, and the Company and the other persons so indemnified shall have the rights and duties given to the persons entitled to indemnification by the provisions of Section 9 (a). Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation shall be limited to the amount received by such Holder from the offering out of which the indemnity obligation arises.

         10. Information by Holder. The Holder or Holders of Registrable
             ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, and the distribution proposed by such Holder or Holders, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         11. Rule 144 Reporting. With a view to making available the benefits of
             ------------------
certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act; and

                  (c) Furnish the Holders forthwith upon request (i) a written statement by the Company as to its compliance with the public information requirements of said Rule 144 (at any time after ninety (90) days after the Initial Public Offering), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing the Holders of any rule or regulation of the SEC permitting the sale of any such securities without registration.

         12.      Transfer of Registration Rights.
                  -------------------------------

                  (a) The rights to cause the Company to register securities granted by the Company under Sections 2, 5 and 6 may be assigned in writing by any Holder of Registrable Securities to a partner, shareholder, equity holder, officer or director of any Holder without regard to the number of Registrable Securities transferred or assigned or to a transferee or assignee of not less than 10,000 shares of the Registrable Securities (as appropriately adjusted from time to time for stock splits and the like) if such transfer may otherwise be effected in accordance with applicable securities laws and if the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and if such transferee or assignee executes and delivers to the Company an agreement in form and substance satisfactory to the Company agreeing to be bound by all terms and provisions of this agreement applicable to a Holder.

                  (b) The rights of Cypress to cause the Company to register securities under Sections 3 and 4 may be assigned to a successor-in-interest of all or substantially all the stock and/or assets of Cypress.

                  (c) The right of Cypress to cause the Company to register securities under Section 3 may be assigned, prior to the Initial Public Offering, to a transferee or assignee (or, subject to Section 12(e), transferees or assignees) of not less than an aggregate 3,000,000 shares of the Cypress Stock (as appropriately adjusted from time to time for stock splits and the like) if such assignment or transfer may otherwise be effected in accordance with applicable securities laws and if the Company is given written notice by Cypress at the time of or within a reasonable time after said transfer, stating the name and address of said transferee(s) or assignee(s) and identifying the securities with respect to which such registration rights are being assigned and if such transferee(s) or assignee(s) execute(s) and deliver(s) to the Company an agreement in form and substance satisfactory to the Company agreeing to be bound by all terms and provisions of this agreement applicable to Cypress. If, after such transfer or assignment, Cypress has so transferred or assigned all of the Cypress Stock, Cypress shall have no further rights pursuant to Section 3.

                      Notwithstanding any transfer or assignment by Cypress pursuant to this Section 12(c), the rights under Section 3 may be exercised only once by all Holders of rights under Section 3 (including Cypress), collectively, as if such Holders were Cypress. In the event the Company receives a written request to register securities pursuant to Section 3(a), it shall promptly give written notice of the proposed registration to all other Holders of rights under
Section 3 and shall include in such registration all or such portion of the Registrable Securities of any such Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after written notice by the Company to such Holder or Holders pursuant to this paragraph is given. After the Company has effected one (1) registration under Section 3, the Company shall not be obligated to take any action to effect any further registration, qualification, or compliance pursuant to Section 3.

                  (d) The right of Cypress under Section 4 may be assigned, prior to the Initial Public Offering, to a transferee or assignee (or, subject to Section 12(e), transferees or assignees) of not less than an aggregate 3,000,000 shares of the Cypress Stock (as appropriately adjusted from time to time for stock splits and the like) if such assignment or transfer may otherwise be effected in accordance with applicable securities laws and if the Company is given written notice by Cypress at the time of or within a reasonable time after said transfer, stating the name and address of said transferee(s) or assignee(s) and identifying the securities with respect to which such registration rights are being assigned and if:

                  (i) such transferee(s) or assignee(s) execute(s) and deliver(s) to the Company an agreement in form and substance satisfactory to the Company agreeing to be bound by all terms and provisions of this agreement applicable to Cypress and by all terms and provisions of Cypress's confidentiality obligations under Section 5.1 of the Termination Agreement; and

                  (ii) such transferee(s) or assignee(s) execute(s) and deliver(s) to the Company an agreement in form and substance satisfactory to the Company agreeing not to sell, in any 90-day period, more than one percent (1%) of the total outstanding shares of capital stock of the Company outstanding, as shown by the Company's most recent report filed with the Securities and Exchange Commission pursuant to
         Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for as long as the registration statement filed by the Company under
         Section 4 is effective.

                  (e) For purposes of clarification, the right of Cypress to assign its rights under Section 3 or Section 4 pursuant to Section 12(c) and
Section 12(d) shall include: (i) an assignment to a group of transferees or assignees of not less than an aggregate 3,000,000 shares, provided that (A) all assignees or transferees in such group appoint a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under
Section 3 or Section 4 and (B) such group involves a relationship between two or more persons who are affiliates of each other; and (ii) the right to transfer such rights to multiple transferees or assignees provided that (A) each such transfer or assignment involves at least 3,000,000 shares and (B) for purposes of exercising rights under Section 3, all such transferees or assignees coordinate the exercise of the single demand registration right provided in Section 12(c) above. As used in the preceding sentence, an "affiliate" means any corporation or other entity controlled by, controlling, or under common control with such person, with "control" meaning direct or indirect beneficial ownership of fifty percent (50%) or more of the voting stock of such corporation or a fifty percent (50%) or greater interest in the decision-making authority of such other entity.

         13.      Lock-up Agreement.
                  -----------------

                  (a) General Lockup. In consideration for the Company agreeing
                      --------------
to its obligations under this Agreement, each Holder hereby agrees in connection with the registration of the Company's securities whether for its own account or under Section 2, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or underwriters managing the offering, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; provided that, (a)
                                                             -------------
nothing herein shall prevent any Holder that is a partnership from making a distribution of Registrable Securities to the partners thereof that is otherwise in compliance with applicable securities laws, provided that all such partners shall remain subject to this Section 13; (b) such agreement shall not be effective unless all executive officers, directors and holders of 1% or more of the issued and outstanding capital stock of the Company who are not parties to this Agreement have entered into similar agreements; (c) in the event that the Initial Lockup Period provides for a set number of days where the Initial Lockup Period would expire in a period where the Company's directors and officers are prevented from trading because of the set "blackout" period between earnings releases provided in the Company's insider trading policy, then, notwithstanding the 180-day limit set forth above, the Initial Lockup Period shall not expire until the date that trading can commence under the Company's insider trading policy.

                  (b) Release from Lockup Any early releases of any lockup shall
                      -------------------
include the pro-rata release of the Cypress Stock based on the total number of shares that are locked-up, and such early-released shares of Cypress Stock shall not, at the time of such early release, be subject to any blackout provision on Cypress's released Registrable Securities set forth in this Agreement.

         14.      Miscellaneous.
                  -------------

                  (a) Additional Actions and Documents. The parties hereto shall
                      --------------------------------
execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Agreement.

                  (b) Successors and Assigns. This Agreement shall bind and
                      ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Shareholders shall not make any assignment of any of their rights hereunder except as otherwise provided herein or unless the Company shall otherwise consent.

                  (c) Amendment. This Agreement shall not be changed, amended,
                      ---------
or modified, in whole or in part, except by written agreement signed by the Company and Holders holding in excess of fifty percent (50%) of aggregate number of Registrable Securities (including securities exercisable for or convertible into Registrable Securities) then held by all Holders; provided however, that
(i) this Agreement shall not be amended without the consent of the holder of two-thirds of the outstanding Preferred Stock, ,voting together as a single class on or an as-converted basis, if such amendment would alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Preferred Stock and (ii) this Agreement may not be amended without the consent of Cypress if such amendment would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of Cypress pursuant to Sections 2, 3, 4, 5 and 6 in a manner different from the other Holders.

                  (d) Notices. All notices, requests, demands, and other
                      -------
communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of service if served personally on the party to whom notice is to be given, or on the Sixth (6th) day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, to the party as follows: In the case of a Holder, at his or her last address shown in the Company's records, and in the case of the Company at 1277 Orleans Drive, Sunnyvale, California 94089-1138. Any party may change its address for the purpose of this Section 12(d) by giving the other parties written notice of its new address in accordance herewith.

                  (e) Governing Law. The rights and obligations of the parties
                      -------------
hereto shall be governed by, and this Agreement shall be construed in accordance with, the laws of the State of California, excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction.

                  (f) Entire Agreement. This Agreement and the documents and
                      ----------------
agreements contemplated herein constitute the entire agreement between the parties with regard to the subject matter hereof and thereof. This Agreement supersedes all prior written and oral agreements and understandings between the parties hereto with respect to the subject matter hereof, and each of the Holders hereby waives any and all rights under the Prior Registration Agreement, the Fourth Amended and Restated Registration Rights Agreement dated June 1, 1995, the Third Amended and Restated Registration Rights Agreement dated October 8, 1992 among the Company and the Shareholders named therein, the Second Amended and Restated Registration Rights Agreement date December 9, 1991 among the Company and the Shareholders named therein, the First Amended and Restated Registration Rights Agreement dated September 7, 1990 among the Company and the Shareholders named therein, and the Registration Rights Agreement dated September 6, 1989, among the Company and the Stockholders (named therein).

                  (g) Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable only against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


"COMPANY"                              "SHAREHOLDERS"

QUICKLOGIC CORPORATION
a California corporation               /s/ Ronald L. Perkins
                                       --------------------------------------
                                       Ronald L. Perkins

By: /s/ E. Thomas Hart                 /s/ Tench Coxe
    ------------------------------     --------------------------------------
E. Thomas Hart, President              Tench Coxe

                                       /s/ William H. Younger, Jr.
                                       --------------------------------------
                                       William H. Younger, Jr.


                                       Saunders Holdings, L.P.

                                       By: /s/ G. Leonard Baker, Jr.
                                           ----------------------------------
                                           G. Leonard Baker, Jr.,
                                           General Partner

                                       /s/ G. Leonard Baker, Jr.
                                       --------------------------------------
                                       G. Leonard Baker, Jr.

                                       /s/ David L. Anderson
                                       --------------------------------------
                                       David L. Anderson


                                       Anvest, L.P.

                                       By: /s/ David L. Anderson
                                           ----------------------------------
                                           David L. Anderson, General Partner


                                       Paul M. & Marsha R. Wythes,
                                       Trustees of the Wythes Living Trust

                                       By: /s/ Paul M. Wythes
                                           ----------------------------------
                                           Paul M. Wythes, Trustee

                                       TOW Partners, A California Limited
                                       Partnership

                                       By: /s/ Paul M. Wythes
                                           ----------------------------------
                                           Paul M. Wythes, General Partner


                                       Sutter Hill Ventures, A California
                                       Limited Partnership

                                       By: /s/ David L. Anderson
                                           ----------------------------------
                                           David L. Anderson
                                           General Partner of the General
                                           Partner


                                       TVI Management-3, L.P.

                                       By: /s/
                                           ----------------------------------
                                           General Partner


                                       TVI Venture Investors-3, L.P.
                                       By:  TVI Management-3 General Partner

                                       By: /s/
                                           ----------------------------------
                                           General Partner

                                       Technology Venture Investors-IV, as
                                       nominee for Technology Venture
                                       Investors-4, L.P.
                                       TVI Partners-4, L.P. and
                                       TVI Affiliates-4, L.P.

                                       By:  TVI Management-4, L.P. General
                                            Partner

                                       By: /s/
                                           ----------------------------------
                                            General Partner

                                       New Enterprise Associates VI, Limited
                                       Partnership

                                       By:  NEA Partners VI, Limited Partnership
                                            Its General Partner

                                       By: /s/ Nancy Dorman
                                           ----------------------------------
                                           Nancy Dorman

                                       Glynn Ventures III, L.P.

                                       By: /s/ John W. Glynn, Jr.
                                           ----------------------------------
                                           John W. Glynn, Jr., General Partner


                                       U.S. Venture Partners III,
                                       A California Limited Partnership,
                                       By:  BHMS Partners III
                                            A California Limited partnership
                                            Its General Partner

                                       By: /s/ Michael P. Maher
                                           ----------------------------------
                                           Attorney-In-Fact
                                           Michael P. Maher


                                       Second Ventures Limited Partnership
                                       By:  BHMS Partners III
                                            A California Limited Partnership
                                            Its General Partner

                                       By: /s/ Michael P. Maher
                                           ----------------------------------
                                           Attorney-In-Fact
                                           Michael P. Maher


                                       U.S.V. Entrepreneur Partners,
                                       A California Limited Partnership
                                       By:  BHMS Partners III,
                                            A California Limited Partnership
                                            Its General Partner

                                       By: /s/ Michael P. Maher
                                           ----------------------------------
                                           Attorney-In-Fact
                                           Michael P. Maher


                                       Vertex Investment Pte. Ltd.

                                       By: /s/
                                           ----------------------------------

                                       Cypress Semiconductor Corp.

                                       By: /s/ Emmanual Hernandez
                                           ----------------------------------
                                           Emmanuel Hernandez
                                           V.P. of Finance, CFO


                                       C.V. Sofinnova Partners Five
                                       By:  Sofinnova (International) Five N.V.
                                            General Partner

                                       By: /s/
                                           ----------------------------------
                                           Under Power of Attorney


                                       ALTA IV LIMITED PARTNERSHIP
                                       By:  Alta IV Management Partners, L.P.

                                       By: /s/
                                           ----------------------------------
                                           General Partner


                                       Morgenthaler Venture Partners III
                                       by   Morgenthaler Management Partners III
                                            its General Partner

                                       By: /s/ Gary J. Morgenthaler
                                           ----------------------------------
                                           Gary J. Morgenthaler,
                                           General Partner


                                       SEQUOIA CAPITAL V
                                       SEQUOIA TECHNOLOGY PARTNERS V
                                       SEQUOIA XXIV, SEQUOIA XXIII

                                       By: /s/ Mark Stevens
                                           ----------------------------------
                                           Mark Stevens, General Partner

                                       /s/ A. Bechtolsheim
                                       --------------------------------------
                                       A. Bechtolsheim

                                       U.S. Venture partners IV, L.P.
                                       By Presidio Management Group IV, L.P.,
                                       Its General partner

                                       By: /s/ Phil Young
                                           ----------------------------------
                                           Phil Young, General Partner


                                       SECOND VENTURES II, L.P.
                                       By Presidio Management Group IV, L.P.
                                       Its General Partner

                                       By: /s/ Phil Young
                                           ----------------------------------
                                           Phil Young, General Partner


                                       USVP ENTREPRENEUR PARTNERS II, L.P.
                                       A Delaware Limited Partnership
                                       By Presidio Management Group IV, L.P.
                                       Its General Partner

                                       By: /s/ Phil Young
                                           ----------------------------------
                                           Phil Young, General Partner

                                       /s/ James C. Gaither
                                       --------------------------------------
                                       James C. Gaither


                                       Print Individual or Entity Name

                                       By: /s/
                                           ----------------------------------
                                           Signature

                                       /s/
                                       --------------------------------------
                                       Print Name (if Agent*)

                                       /s/
                                       --------------------------------------
                                       Title of Agent*

                                       * Agent, officer, partner, trustee, etc.